EXHIBIT 99.1

Bannix and VisionWave Announce filing of a registration statement on Form S-4

Filing related to Proposed Business Combination

Wilmington, Delaware — January 28, 2025 — Bannix Acquisition Corp. (“Bannix”) (NASDAQ: BNIX), a publicly traded special purpose acquisition company, and VisionWave Technologies, Inc. (“VisionWave”), a company specializes in the development, testing, and commercialization of advanced technologies for defense, surveillance, and homeland security applications., today announced that VisionWave Holdings, Inc., a wholly owned subsidiary of Bannix (“VisionWave Holdings”), filed with the U.S. Securities and Exchange Commission (“SEC”) of a registration statement on Form S-4 (the “Registration Statement”).

The Registration Statement contains a preliminary proxy statement/prospectus in connection with the proposed business combination between VisionWave and Bannix. While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about VisionWave, VisionWave Holdings, Bannix, and the proposed business combination.

CEO and Chairman of Bannix Douglas Davis, commented, “We are thrilled to reach this milestone with VisionWave as we continue the partnership. The potential of in the defense sector is immense, and this partnership positions the combined company for success. We are confident VisionWave is poised to be a leading player and are eager to continue on the path ahead.”

Transaction Overview

Under the terms of the merger agreement entered into by Bannix and VisionWave, among others, with respect to the proposed business combination, Bannix and VisionWave will merge with subsidiaries of VisionWave Holdings, a wholly owned subsidiary of Bannix that was formed for the proposed transaction (the “Merger”), with Bannix and VisionWave becoming direct wholly owned subsidiaries of VisionWave Holdings. At the effective time of the Merger, stockholders of Bannix and VisionWave immediately prior to the effective time of the Merger will receive shares of VisionWave Holdings common stock.

About Bannix Acquisition Corp.

Bannix Acquisition Corp. is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About VisionWave Technologies Inc.

 VisionWave Technologies Inc. is at the forefront of revolutionizing defense capabilities by integrating advanced artificial intelligence (AI) and autonomous solutions across air, ground, and sea domains. Its state-of-the-art innovations— ranging from high-resolution radars and advanced vision systems to radio frequency (RF) sensing technologies are seeking to redefine operational efficiency and precision for military and homeland security applications worldwide. From tactical ground vehicles to precision weapon control systems, VisionWave leads the development of reliable, high-performance technologies that transform defense strategies and deliver superior results, even in the most challenging environments. With headquarters in the U.S. and strategic partnerships in Canada and the United Arab Emigrants, VisionWave is uniquely positioned to serve global markets, offering cutting-edge defense solutions that address the evolving needs of security forces across the world.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to Bannix and VisionWave, including statements regarding VisionWave’s business plans and growth strategies, market opportunities, and financial prospects. In some cases, you can identify forward looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to:

(i) the risk that the previously disclosed proposed business combination (the “proposed transaction”) may not be completed in a timely manner or at all, which may adversely affect the price of Bannix’s securities; (ii) the risk that the proposed transaction may not be completed by Bannix’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Bannix; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transaction by Bannix’s stockholders and the receipt of certain governmental and regulatory approvals; (iv) the failure to obtain adequate financing to support the future working capital needs of VisionWave and the combined company; (v) the outcome of any legal proceedings that may be instituted against Bannix or VisionWave related to the merger agreement and the proposed transaction; (vi) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (vii) the ability to maintain the listing of Bannix’s securities on Nasdaq; (viii) the price of Bannix’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which VisionWave operates, variations in performance across competitors, changes in laws and regulations affecting VisionWave’s business and changes in the combined capital structure; and (viii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Bannix’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov and other documents filed, or to be filed with the SEC by Bannix and that may be found in the Registration Statement. The foregoing list of factors is not exhaustive. There may be additional risks that neither Bannix nor VisionWave presently know or that Bannix or VisionWave currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the definitive proxy statement to be filed by VisionWave Holdigns with the SEC, including those under “Risk Factors” therein, and other documents filed by Bannix and VisionWave Holdings from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward looking statements, and Bannix, VisionWave and VisionWave Holdings assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Bannix, VisionWave Holdings nor VisionWave gives any assurance that either Bannix or VisionWave will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, VisionWave Holdings filed with the SEC the Registration Statement on Form S-4, and after the Registration Statement is declared effective, VisionWave Holdings will mail a definitive proxy statement/prospectus relating to the proposed transaction to its stockholders. This press release does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. VisionWave Holdings and Bannix may file other documents regarding the proposed transaction with the SEC, and Bannix’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus and the other documents filed in connection with the proposed transaction, as these materials will contain important information about VisionWave, VisionWave Holdings, Bannix and the proposed transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed transaction will be mailed to stockholders of Bannix as of a record date to be established for voting on the proposed transaction and the other matters to be voted upon at a meeting of Bannix’s stockholders to be held to approve the proposed transaction and such other matters. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Bannix Acquisition Corp., 300 Delaware Avenue, Suite 210#301, Wilmington, Delaware 19801 or via email at doug.davis@bannixacquisition.com.

Participants in Solicitation

Bannix, VisionWave Holdings and VisionWave, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Bannix’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Bannix’s stockholders in connection with the proposed transaction, including the names of such persons and a description of their respective interests, is set forth in Bannix’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Registration Statement regarding the proposed transaction when it becomes available. Stockholders will be able to obtain copies of the documents described in this paragraph that are filed with the SEC, once available, without charge at the SEC’s website at www.sec.gov, or by directing a request to Bannix Acquisition Corp., 300 Delaware Avenue, Suite 210#301, Wilmington, Delaware 19801 or via email at doug.davis@bannixacquisition.com.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Bannix, VisionWave Holdings or VisionWave, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contacts

Bannix Acquisition Corp.

Douglas Davis, CEO

(302) 305-479